Execution Version AMENDMENT TO INVESTOR RIGHTS AGREEMENT THIS AMENDMENT TO INVESTOR RIGHTS AGREEMENT (this “Amendment”), dated September 1, 2026, is entered into by and between ChronoScale Holdings Corporation, a Nevada corporation (the “Company”) as assignee in interest to ChronoScale Corporation, a Nevada corporation (f/k/a Ekso Bionics Holdings, Inc., “ChronoScale”) and APLD ChronoScale HoldCo LLC, a Delaware limited liability company (the “Investor”). Capitalized terms used in this Amendment and not otherwise defined herein have the meanings ascribed to such terms in the Investor Rights Agreement (as defined below). WHEREAS, ChronoScale undertook a holding company formation transaction that created the Company as a new parent holding company and as the public company successor to ChronoScale (the “Restructuring Merger”); WHEREAS, pursuant to the Restructuring Merger, that certain Investor Rights Agreement, dated May 5, 2026 (as amended, restated, supplemented or otherwise modified from time to time, the “Investor Rights Agreement”), by and between ChronoScale and the Investor was assigned by ChronoScale to the Company by operation of law; WHEREAS, simultaneously with the Restructuring Merger, the Board of the Company (the “Board”) elected to increase the size of the Board from seven (7) directors to eight (8) directors; WHEREAS, the Company and the Investor wish to amend the provisions in the Investor Rights Agreement relating to the Board composition of the Company in order to preserve the APLD Investors’ majority control over the Board as granted under the Investor Rights Agreement; WHEREAS, Section 5.3 of the Investor Rights Agreement provides that the terms and provisions of the Investor Rights Agreement may be modified or amended only with the written approval of the Company and the APLD Investors holding a majority of the Voting Securities then held by all APLD Investors in the aggregate; provided, however, that any modification or amendment to Section 2.1 or Section 2.2 of the Investor Rights Agreement shall also require the approval of the APLD Designator; WHEREAS, this Amendment proposes to modify Section 2.1 and Section 2.2 of the Investor Rights Agreement and, therefore, the consent of Applied Digital Corporation, a Nevada corporation (the “APLD Designator”) is required for this Amendment; and WHEREAS, the Parties desire to amend the Investor Rights Agreement on the terms and conditions hereafter set forth and the APLD Designator consents to the terms and conditions hereafter set forth. NOW, THEREFORE, in exchange for good and valuable consideration, the sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereto hereby agree as follows: 1. Definitions; Interpretation. Capitalized terms used in this Amendment without definition shall have the meanings set forth in the Investor Rights Agreement. Language appearing in this typeface is new language. Language appearing in this typeface is deleted language. Docusign Envelope ID: 80EB3BB8-DCAE-8D62-81B0-F8C053059FD8

2 2. Amendments to the Investor Rights Agreement. The Investor Rights Agreement is hereby amended as follows: 1.1 Section 2.1 is hereby amended and restated in its entirety as follows: “Board Composition. As of the Effective Date, t The Board is comprised of seven (7) eight (8) Directors, as follows: (i) Ying Cenly Chen, the current Chief Executive Officer of the Company, (ii) Wes Cummins, Richard Nottenburg, Douglas Miller, and Ella Benson and Andrew Schaap who constitute the initial four (4) five (5) APLD Designees, and (iii) William M. Clancy and Scott G. Davis, the Chief Executive Officer of Ekso Bionics, Inc. (a wholly owned indirect subsidiary of the Company). Wes Cummins has been appointed as the chairman of the Board (the “Chairman”) and shall continue to serve as Chairman for so long as he is an APLD Designee. Thereafter, the Chairman shall be elected by a majority of the Board.” 1.2 Section 2.2(a) is hereby amended and restated in its entirety as follows: “From and after the Effective Date, for so long as the APLD Investors continue to Own at least fifty percent (50%) of the aggregate outstanding Voting Securities, the APLD Designator shall have the right, but not the obligation, to designate, and the individuals nominated for election as Directors by or at the direction of the Board or a duly authorized committee thereof shall include, a total of four (4) five (5) Directors (each, an “APLD Designee”), and the APLD Designator shall have the right, but not the obligation, to consent to any individual nominated for election to the Board seat initially occupied by the Chief Executive Officer of the Company. If and when the APLD Investors collectively Own less than 50% of the aggregate outstanding Voting Securities, the APLD Designator shall have the right, but not the obligation, to designate, and the individuals nominated for election as Directors by or at the direction of the Board or a duly-authorized committee thereof shall include: (i) if the APLD Investors collectively Own, 25% or more of the aggregate outstanding Voting Securities, three (3) four (4) Directors; (ii) if the APLD Investors collectively Own at least 10% (but less than 25%) of the aggregate outstanding Voting Securities, two (2) three (3) Directors; and (iii) if the APLD Investors collectively Own less than 10% of the aggregate outstanding Voting Securities, one (1) Director (in each case, each such person shall be an “APLD Designee” for all purposes of this Agreement). In addition, if the APLD Investors collectively Own at least 25% of the aggregate outstanding Voting Securities, the APLD Designator shall have the right, but not the obligation, to consent to any individual nominated for election to the Board seat initially occupied by the Chief Executive Officer of the Company.” 1.3 Section 2.2(e) is hereby amended and restated in its entirety as follows: “In addition to any vote or consent of the Board or the stockholders of the Company required by applicable Law or the Company Articles or bylaws of the Company, and notwithstanding anything to the contrary in this Docusign Envelope ID: 80EB3BB8-DCAE-8D62-81B0-F8C053059FD8

3 Agreement, for so long as the APLD Investors continue to Own at least thirty percent (30%) of the aggregate outstanding Voting Securities, (i) any action by the Board to increase the Total Number of Directors to greater than seven (7) eight (8) shall require the prior written consent of the APLD Designator, delivered in accordance with Section 5.13 hereof and (ii) in no event shall any decrease in the Total Number of Directors, in any instance, eliminate, abridge, or otherwise modify the right of (A) the APLD Designator to designate APLD Designees in accordance with Section 2.2(a), without the consent of the APLD Designator delivered in accordance with Section 5.13 hereof.” 2. Miscellaneous. 2.1 Ratification of Investor Rights Agreement; Full Force and Effect; Conflicts. Other than as expressly modified pursuant to this Amendment, all of the terms, conditions and other provisions of the Investor Rights Agreement are hereby ratified and confirmed and shall continue to be in full force and effect in accordance with their respective terms. No reference to this Amendment need be made in any instrument or document making reference to the Investor Rights Agreement, and any reference to the Investor Rights Agreement in any such instrument or document shall be deemed a reference to the Investor Rights Agreement as amended hereby. This Amendment shall apply and be effective only with respect to the provisions of the Investor Rights Agreement specifically referred to herein. 2.2 Other Matters. The provisions of Section 5.2 (Notices), Section 5.3 (Amendment; Waiver), Section 5.4 (Further Assurances), Section 5.5 (Assignment; Permitted Transferees), Section 5.6 (Third Parties), Section 5.7 (Governing Law), Section 5.8 (Jurisdiction; Waiver of Jury Trial), Section 5.10 (Entire Agreement), Section 5.11 (Severability), Section 5.13 (Grant of Consent), Section 5.14 (Counterparts) of the Investor Rights Agreement shall apply mutatis mutandis to this Amendment. [signature page follows] Docusign Envelope ID: 80EB3BB8-DCAE-8D62-81B0-F8C053059FD8

[Signature Page to Amendment to Investor Rights Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Investor Rights Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above. COMPANY: CHRONOSCALE HOLDINGS CORPORATION By: Name: Jerome Wong Title: Chief Financial Officer INVESTOR: APLD CHRONOSCALE HOLDCO LLC By: Name: Saidal Mohmand Title: Chief Financial Officer Agreed and accepted for purposes of Section 5.3 of the Investor Rights Agreement: APLD DESIGNATOR: APPLIED DIGITAL CORPORATION By: Name: Saidal Mohmand Title: Chief Financial Officer Docusign Envelope ID: 80EB3BB8-DCAE-8D62-81B0-F8C053059FD8